                                EXHIBIT 24(a)
                                -------------


                              Powers of Attorney

                               Powers of Attorney


                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 1,000,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Retirement Security Program, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.



Date:    July 7, 2000                       /s/ Peter B. Lewis
                                            ------------------------------------
                                            Peter B. Lewis
                                            Chairman, President, Chief Executive
                                            Officer and Director

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 1,000,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Retirement Security Program, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.



Date:    June 29, 2000                 /s/ Charles B. Chokel
                                       -----------------------------------------
                                       Charles B. Chokel
                                       Chief Executive Officer - Investments and
                                       Capital Management and a Director

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 1,000,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Retirement Security Program, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.



Date:    July 10, 2000                       /s/ Glenn M. Renwick
                                             -----------------------------------
                                             Glenn M. Renwick
                                             Chief Executive Officer - Insurance
                                             Operations and a Director

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 1,000,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Retirement Security Program, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.



Date:    July 7, 2000                      /s/ W. Thomas Forrester, II
                                           -------------------------------------
                                           W. Thomas Forrester, II
                                           Treasurer and Chief Financial Officer

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 1,000,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Retirement Security Program, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.



Date:    July 7, 2000                                /s/ R. Steven Kestner
                                                     ---------------------------
                                                     R. Steven Kestner
                                                     Secretary

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint W. Thomas Forrester, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 1,000,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Retirement Security Program, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.



Date:    July 7, 2000                                /s/ Jeffrey W. Basch
                                                     ---------------------------
                                                     Jeffrey W. Basch
                                                     Chief Accounting Officer

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 1,000,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Retirement Security Program, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.



Date:     June 29, 2000                              /s/ Milton N. Allen
                                                     ---------------------------
                                                     Milton N. Allen
                                                     Director

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 1,000,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Retirement Security Program, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.



Date:    July 5, 2000                                /s/ B. Charles Ames
                                                     ---------------------------
                                                     B. Charles Ames
                                                     Director

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 1,000,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Retirement Security Program, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.



Date:     July 4, 2000                               /s/ James E. Bennett, III
                                                     --------------------------
                                                     James E. Bennett, III
                                                     Director

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 1,000,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Retirement Security Program, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.



Date:    July 5, 2000                                /s/ Charles A. Davis
                                                     --------------------------
                                                     Charles A. Davis
                                                     Director

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 1,000,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Retirement Security Program, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.



Date:    July 5, 2000                                /s/ Stephen R. Hardis
                                                     ---------------------------
                                                     Stephen R. Hardis
                                                     Director

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for her and in her name, place and stead, in any and all capacities, as attorney-in-fact and agent, her signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 1,000,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Retirement Security Program, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as she might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.



Date:    June 29, 2000                               /s/ Janet Hill
                                                     ---------------------------
                                                     Janet Hill
                                                     Director

                                POWER OF ATTORNEY
                                -----------------


                  KNOW ALL MEN BY THESE PRESENTS THAT: The undersigned officer and/or director of The Progressive Corporation, an Ohio corporation (the "Company"), has made, constituted and appointed, and by this instrument does make, constitute and appoint, Jeffrey W. Basch, W. Thomas Forrester, R. Steven Kestner, Dane A. Shrallow and Michael R. Uth, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to affix for him and in his name, place and stead, in any and all capacities, as attorney-in-fact and agent, his signature to a Registration Statement on Form S-8 or other form in order to register under the Securities Act of 1933, as amended, up to 1,000,000 of the Company's Common Shares, $1.00 par value, issuable under The Progressive Retirement Security Program, and to any and all amendments, post-effective amendments and exhibits to such Registration Statement, and to any and all applications, instruments and other documents pertaining thereto, giving and granting unto each such attorney-in-fact and agent full power and authority to do and perform any and all acts and things whatsoever necessary or appropriate to be done in and about the premises, as fully for all intents and purposes as he might or could do if personally present, and hereby ratifying and confirming all that each such attorney-in-fact and agent, or any such substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, this Power of Attorney has been signed in the capacities and on the date indicated below.



Date:    June 29, 2000                               /s/ Norman S. Matthews
                                                     ---------------------------
                                                     Norman S. Matthews
                                                     Director